UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2009

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

This Current Report on Form 8-K updates 3M’s Annual Report on Form 10-K for the year ended December 31, 2008 (“3M’s 2008 Annual Report”) to reflect the following:

•                  The retrospective change in business segments, including both product moves between business segments and reporting changes related to revised U.S. performance measures, which were effective during the first quarter of 2009 (discussed in Note 17).

•                  The retrospective adoption of FSP No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement),” effective January 1, 2009 (discussed in Note 1).

•                  The retrospective adoption of SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” effective January 1, 2009 (discussed in Note 1).

•                  The reclassification of  certain amounts presented for prior periods to conform to the 2009 presentation.

3M began to report comparative results under the new structure, including both the business segment realignments and the reclassifications described above, effective with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

Additional detail follows with respect to the business segment realignments.

Effective in the first quarter of 2009, 3M made certain product moves between its business segments in its continuing effort to drive growth by aligning businesses around markets and customers. There were no changes in business segments related to product moves for the Health Care segment, Display and Graphics segment or Electro and Communications segment, or 3M in total. The product moves between business segments are summarized as follows:

•                  Certain 3M window films, such as 3M™ Scotchtint™ Window Film for buildings and 3M™ Ultra Safety and Security Window Film for property and personal protection during destructive weather conditions, were previously part of the Building and Commercial Services Division within the Safety, Security and Protection Services business segment. These window films were transferred to the newly created Renewable Energy Division, which is part of the Industrial and Transportation business segment. The Renewable Energy Division consists of current 3M solar energy creation and management products and solutions, as well as products focused on the renewable energy markets. Renewable Energy’s portfolio includes various 3M products for solar energy production and solar energy management (such as window films) and also includes responsibility for wind, geothermal and biofuel oriented products. The preceding product moves resulted in an increase in net sales for total year 2008 of $152 million for Industrial and Transportation, which was offset by a corresponding decrease in net sales for Safety, Security and Protection Services.

•                  3M acquired Aearo Holding Corp., the parent company of Aearo Technologies Inc. (hereafter referred to as Aearo), in April 2008. Aearo manufactures and sells personal protection and energy absorbing products through both the Industrial and Consumer retail channels. The consumer retail portion of Aearo’s business manufactures and markets personal safety products, including safety glasses and hearing protectors, among other products, to the do-it-yourself consumer retail markets. The do-it-yourself retail market portion of 3M’s Aearo business (previously in the Occupational Health and Environmental Safety Division within the Safety, Security and Protection Services business segment) was transferred to the Construction and Home Improvement Division within the Consumer and Office business segment. The preceding product moves resulted in an increase in net sales for total year 2008 of $49 million for Consumer and Office, which was offset by a corresponding decrease in net sales for Safety, Security and Protection Services.

Also, during the first quarter of 2009, 3M changed its segment reporting measures to include dual credit to business segments for certain U.S. sales and related operating income. Management now evaluates each of its six operating business segments based on net sales and operating income performance, including dual credit U.S. reporting. This change was made to further incentivize U.S. sales growth. As a result, 3M now provides additional (“dual”) credit to those business segments selling products in the U.S. to an external customer when that segment is not the primary seller of the product. For example, certain respirators are primarily sold by the Occupational Health and Environmental Safety Division within the Safety, Security and Protection Services business segment; however, the Industrial and Transportation business segment also sells this product to certain customers in its U.S. markets. In this example, the non-primary selling segment (Industrial and Transportation) would also receive credit for the associated net sales it initiated and the related approximate operating income. The assigned operating income related to dual credit activity may differ from operating income that would result from actual costs associated with such sales. The offset to the dual credit business segment reporting is reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income for the U.S. in total are unchanged.

Item 9.01 of this Current Report on Form 8-K updates the information contained in 3M’s 2008 Annual Report to reflect the realigned segment structure and other impacts described above in Item 8.01. Updates provided in this Form 8-K are contained in Part I, Item 1, “Business”, Part II, Item 6, “Selected Financial Data”, Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and in Part II, Item 8, “Financial Statements and Supplementary Data”. Updates provided in exhibits of Item 9.01 are incorporated by reference into Item 8.01.

The financial statements and other information included in this Current Report on Form 8-K will supersede the financial statements and other information in 3M’s 2008 Annual Report and will be incorporated by reference in future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of 3M’s 2008 Annual Report (e.g., changes in executive officers, new accounting pronouncements, and new developments in commitments and contingencies). For significant developments since the filing of 3M’s 2008 Annual Report, refer to subsequent 2009 Quarterly Reports on Form 10-Q.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

12	Calculation of Ratio of Earnings to Fixed Charges

23	Consent of Independent Registered Public Accounting Firm

99	Updates to 3M’s 2008 Annual Report on Form 10-K:
Part I, Item 1, Business
Part II, Item 6, Selected Financial Data
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

(Registrant)

Date: May 12, 2009

By: /s/ Patrick D. Campbell

Patrick D. Campbell,

Senior Vice President and Chief Financial Officer

(Mr. Campbell is the Principal Financial Officer and has

been duly authorized to sign on behalf of the Registrant)